                                                                   Exhibit 99.10

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                MASTER SERVICER

                              [HSBC BANK USA, N.A.
                                    TRUSTEE]


                                  MAY 11, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                   Pool Data

                                  Deal Ticker:

                                  POOL SUMMARY
                                  ------------
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)                                     1,103,785,387
Current Mortgage Pool Balance (USD)                                      1,103,272,171
Total Number of Loans                                                            4,930
Average Loan Balance (USD)                                                     223,787
1st lien (%age)                                                                 100.0%
2nd lien (%age)                                                                   0.0%
WA FICO                                                                            647
 - Minimum FICO                                                                    540
 - Maximum FICO                                                                    814
WA LTV                                                                           83.0%
 - Minimum LTV                                                                   17.5%
 - Maximum LTV                                                                  100.0%
WA DTI                                                                           44.0%
 - Minimum DTI                                                                    3.0%
 - Maximum DTI                                                                   55.0%
WA Age (Months)                                                                      1
WA Remaining Term (Months)                                                         358
Acquired Loans
North California (% of Pool)                                                     12.3%
South California (% of Pool)                                                     29.3%


                                NORTH CALIFORNIA
                                ----------------
% of State                                                 29.7%
WA FICO                                                      654
 - Minimum FICO                                              540
 - Maximum FICO                                              773
WA LTV                                                        82
 - Minimum LTV                                             23.58
 - Maximum LTV                                               100
Highest Zip-Code Density (% of State)                   0.611068
Zip-Code with Highest Density                              95023

                                SOUTH CALIFORNIA
                                ----------------
% of State                                               70.3%
WA FICO                                                    660
Minimum FICO                                               541
Maximum FICO                                               813
WA LTV                                                   80.28
Minimum LTV                                              19.34
Maximum LTV                                                100
Highest Zip-Code Density (% of State)                  1.69511
Zip-Code with Highest Density                            92592

        CLASSIFICATION                   TOTAL             CHECK
        --------------                   -----             -----
Mortgage Type                         1,103,272,171          [ ]
Loan-to-Value                         1,103,272,171          [ ]
FICO                                  1,103,272,171          [ ]
Purpose                               1,103,272,171          [ ]
Occupancy                             1,103,272,171          [ ]
Loan Balance                          1,103,272,171          [ ]
Property Type                         1,103,272,171          [ ]
Documentation Type                    1,103,272,171          [ ]
Fixed Period                          1,103,272,171          [ ]
Debt-to-Income Ratio                  1,103,272,171          [ ]
Geographic Distribution               1,103,272,171          [ ]

                                 PER ANNUM FEES
                                 --------------
Servicer Fees                                  0.52
Cost of Carry

                                   Pool Data

                                  Deal Ticker:

                     MORTGAGE TYPE                                  WA LTV        WA FICO                         BALANCE
                     -------------                                  ------        -------                         -------
Classic 30yr FRM                                                       81%            655                              105,914,362
Classic 15yr FRM                                                       77%            644                                6,694,464
Classic ARM
Classic 15/30 Balloon
Classic 5/1 Hybrid                                                     85%            628                              307,954,966
Classic 5/1 IO Hybrid                                                  83%            655                              682,708,378
5/1 Hybrid w/3 year IO feature

                          LTV                                       WA LTV        WA FICO                         BALANCE
                          ---                                       ------        -------                         -------
0.01-20.00                                                             19%            653                                  292,851
20.01-25.00                                                            22%            611                                  529,693
25.01-30.00                                                            27%            603                                  450,464
30.01-35.00                                                            33%            641                                1,724,874
35.01-40.00                                                            37%            663                                2,730,103
40.01-45.00                                                            43%            598                                2,415,551
45.01-50.00                                                            48%            620                                4,723,422
50.01-55.00                                                            53%            585                                4,787,399
55.01-60.00                                                            58%            617                               10,704,243
60.01-65.00                                                            64%            623                               18,764,840
65.01-70.00                                                            69%            622                               31,915,888
70.01-75.00                                                            74%            628                               56,616,946
75.01-80.00                                                            80%            660                              507,049,346
80.01-85.00                                                            84%            610                               94,664,354
85.01-90.00                                                            90%            635                              179,561,018
90.01-95.00                                                            95%            655                               93,133,836
95.01-100.00                                                          100%            668                               93,207,344

                                   Pool Data

                                  Deal Ticker:

                          FICO                                      WA LTV        WA FICO                         BALANCE
                          ----                                      ------        -------                         -------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540                                                              79%            540                                4,400,741
541 - 560                                                              77%            551                               53,219,471
561 - 580                                                              79%            570                               92,852,079
581 - 600                                                              83%            592                               62,837,896
601 - 620                                                              84%            610                              129,579,902
621 - 640                                                              84%            630                              160,238,516
641 - 660                                                              85%            650                              182,310,807
661 - 680                                                              83%            670                              121,127,171
681 - 700                                                              84%            690                              110,973,110
701 - 720                                                              83%            710                               77,809,641
721 - 740                                                              85%            728                               41,202,510
741 - 760                                                              83%            751                               31,347,033
761 - 780                                                              83%            770                               23,824,449
781 - 800                                                              82%            788                                8,827,861
801 - 820                                                              83%            810                                2,720,984
> 820
Unknown

                                   Pool Data

                                  Deal Ticker:

                          LTV                                         MIG%        WA FICO                     BALANCE WITH MIG
                          ---                                         ----        -------                     ----------------
0.01-20.00                                                              0%              0                                        0
20.01-25.00                                                             0%              0                                        0
25.01-30.00                                                             0%              0                                        0
30.01-35.00                                                             0%              0                                        0
35.01-40.00                                                             0%              0                                        0
40.01-45.00                                                             0%              0                                        0
45.01-50.00                                                             0%              0                                        0
50.01-55.00                                                             0%              0                                        0
55.01-60.00                                                             0%              0                                        0
60.01-65.00                                                             0%              0                                        0
65.01-70.00                                                             0%              0                                        0
70.01-75.00                                                             0%              0                                        0
75.01-80.00                                                             0%              0                                        0
80.01-85.00                                                             0%              0                                        0
85.01-90.00                                                             0%              0                                        0
90.01-95.00                                                             0%              0                                        0
95.01-100.00                                                            0%              0                                        0

                        PURPOSE                                     WA LTV        WA FICO                         BALANCE
                        -------                                     ------        -------                         -------
Purchase                                                               84%            664                              584,467,528
Cash-Out/Refinancing                                                   82%            629                              473,101,797
Refinancing                                                            82%            627                               45,702,846

                       OCCUPANCY                                    WA LTV        WA FICO                         BALANCE
                       ---------                                    ------        -------                         -------
Owner                                                                  83%            646                            1,072,648,547
Investment                                                             85%            686                               23,455,587
2nd Home                                                               89%            686                                7,168,036

                                   Pool Data

                                  Deal Ticker:

                      Loan Balance                                  WA LTV        WA FICO                         Balance
                      ------------                                  ------        -------                         -------
<$200,000                                                              84%            631                              349,670,907
<$400,000                                                              83%            645                              408,960,167
<$600,000                                                              83%            661                              221,075,008
>$600,000                                                              79%            678                              123,566,089

                     Property Type                                  WA LTV        WA FICO                         Balance
                     -------------                                  ------        -------                         -------
SFR                                                                    83%            643                              758,530,750
PUD                                                                    83%            657                              217,871,582
CND                                                                    83%            661                               83,092,386
2-4 Family                                                             83%            661                               43,777,452

                   Documentation Type                               WA LTV        WA FICO                         Balance
                   ------------------                               ------        -------                         -------
Full                                                                   82%            645                              771,645,362
Reduced                                                                84%            638                                8,417,606
SISA                                                                   91%            687                               88,291,083
NISA                                                                    0%              -                                        -
NINA                                                                    0%              -                                        -
NAV                                                                    83%            640                              234,918,121
No Ratio                                                                0%              -                                        -
Alt                                                                     0%              -                                        -

                                   Pool Data

                                  Deal Ticker:

                 Fixed Period (Months)                              WA LTV        WA FICO                         Balance
                 ---------------------                              ------        -------                         -------
                           1                                           81%            655                              112,608,826
                           3                                            0%              -                                        -
                           6                                           79%            627                                6,346,660
                           12                                          89%            652                                2,785,490
                           24                                          84%            641                              710,225,082
                           36                                          83%            650                              185,555,404
                           60                                          79%            685                               85,750,708
                           84                                           0%              -                                        -
                         >=120                                          0%              -                                        -

                          DTI                                       WA LTV        WA FICO                         Balance
                          ---                                       ------        -------                         -------
  0.01 - 5.00                                                          80%            684                                2,358,592
 5.01 - 10.00                                                          80%            649                                5,791,556
10.01 - 15.00                                                          79%            654                                6,948,950
15.01 - 20.00                                                          79%            651                               15,111,025
20.01 - 25.00                                                          83%            627                               27,387,512
25.01 - 30.00                                                          82%            637                               57,251,251
30.01 - 35.00                                                          83%            638                               83,369,903
35.01 - 40.00                                                          84%            645                              123,731,210
40.01 - 45.00                                                          85%            645                              155,895,558
45.01 - 50.00                                                          85%            649                              241,162,478
50.01 - 55.00                                                          81%            653                              384,264,136
> 55.00                                                                 0%              -                                        -
Unknown                                                                 0%              -                                        -

                                   Pool Data

                                  Deal Ticker:

                Geographic Distribution                             WA LTV        WA FICO                         Balance
                -----------------------                             ------        -------                         -------
AK                                                                      0%              -                                        -
AL                                                                     87%            623                                5,723,104
AR                                                                     88%            635                                  794,280
AS                                                                      0%              -                                        -
AZ                                                                     83%            644                               15,865,707
CA                                                                     81%            658                              459,332,363
CO                                                                     83%            640                               19,169,785
CT                                                                     81%            641                                4,599,227
CZ                                                                      0%              -                                        -
DC                                                                     83%            614                                1,943,783
DE                                                                      0%              -                                        -
FL                                                                     85%            646                               70,620,104
GA                                                                     85%            645                               23,388,459
GU                                                                      0%              -                                        -
HI                                                                      0%              -                                        -
IA                                                                     86%            605                                1,525,996
ID                                                                     81%            638                                1,085,902
IL                                                                     86%            641                               64,619,407
IN                                                                     90%            625                                9,752,395
KS                                                                     92%            644                                2,188,821
KY                                                                     85%            625                                5,119,172
LA                                                                     88%            640                                1,350,887
MA                                                                     82%            648                               16,838,059
MD                                                                     81%            648                               24,822,256
ME                                                                     76%            608                                1,033,207
MI                                                                     89%            633                               48,294,072
MN                                                                     85%            638                               32,917,960
MO                                                                     89%            627                               11,195,695
MS                                                                      0%              -                                        -
MT                                                                      0%              -                                        -
NC                                                                     85%            644                               18,334,822
ND                                                                      0%              -                                        -
NE                                                                     90%            636                                  957,729
NH                                                                     89%            611                                1,923,911
NJ                                                                     83%            633                               20,854,256
NM                                                                     84%            617                                3,696,066
NV                                                                     80%            641                               23,348,117
NY                                                                     85%            648                               33,878,952
OH                                                                     88%            636                               29,713,502

                                   Pool Data

                                  Deal Ticker:

                Geographic Distribution                             WA LTV        WA FICO                         Balance
                -----------------------                             ------        -------                         -------
OK                                                                     85%            664                                3,635,986
OR                                                                     83%            644                               17,430,877
OT                                                                      0%              -                                        -
PA                                                                     87%            630                                9,436,205
PR                                                                      0%              -                                        -
RI                                                                     81%            629                                3,006,895
SC                                                                     88%            640                                6,475,435
SD                                                                    100%            639                                  136,817
TN                                                                     83%            633                               12,954,395
TT                                                                      0%              -                                        -
TX                                                                     81%            636                               38,782,077
UT                                                                     85%            636                               10,693,408
VA                                                                     84%            647                               13,995,399
VI                                                                      0%              -                                        -
VT                                                                     70%            647                                  855,856
WA                                                                     83%            646                               22,354,181
WI                                                                     87%            639                                7,863,240
WV                                                                     88%            647                                  549,405
WY                                                                     83%            580                                  213,998